Exhibit 10.9

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is dated and made as of December     , 2017, by and between THE REALTY ASSOCIATES FUND X, L.P., a Delaware limited partnership, with an office at 28 State Street, 10th Floor, Boston, Massachusetts 02109 (“Seller”), and NR 844 NORTH LLC, a Delaware limited liability company, with an office at c/o Teacher’s Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017 (“Purchaser”).

W I T N E S S E T H, T H A T:

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement, dated as of December 1, 2017 (the “Agreement”; all capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement), with respect to the sale, by Seller to Purchaser, of the Property more particularly described on Exhibit A therein;

WHEREAS, Seller and Purchaser wish to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1. Incorporation of Preamble and Recitals. The preamble and recitals to this Amendment are incorporated herein by reference and made a part of this Amendment.

2. Amendment. The Agreement is hereby amended as follows:

(a) A new Section 15.25 is hereby added to the Agreement as follows:

“15.25 Disclosures. Notwithstanding the provisions of Section 15.2 to the contrary, to the extent either party is advised by its legal counsel that such party is required by applicable laws or regulations, or the rules and regulations of any applicable securities exchange or securities regulator to make public disclosure of the existence of this Agreement, the terms of this Agreement or the transactions contemplated herein, such party may make sure public disclosure, without the consent of the other party, to the extent deemed necessary by such party or such party’s legal counsel.”

(b) A new Section 15.26 is hereby added to the Agreement as follows:

“15.26 SEC Regulation S-X. Purchaser has advised Seller that Purchaser is subject to U.S. Securities and Exchange Commission (the “SEC”) Regulation S-X (17 CFR part 210) and that consummation of the transaction contemplated by this Agreement may require Purchaser to prepare and file audited income statements for the Property with respect to periods prior to the Closing (the “Reg S-X Filing”). At all times prior to the expiration of the Survival Period, Seller will make commercially reasonable efforts to assist Purchaser in Purchaser’s preparation of its Reg S-X Filing, subject, however, in all respects to the following:

(1) The preparation and filing of any Reg S-X Filing shall be the sole and exclusive responsibility of Purchaser. Seller shall not be deemed to have evaluated, prepared or filed any Reg S-X Filing. Seller makes no, and shall not be deemed to have made any, representation or warranty with respect to any of the information, assistance, or materials provided with respect to any Reg S-X Filing. Seller shall have no obligation to execute or deliver any document included within the Reg S-X Filing.

(2) All assistance will be provided at Purchaser’s sole cost and expense. Purchaser and, by its joinder below, Nuveen Global Cities REIT OP, LP, a Delaware limited partnership (“Purchaser’s Sole Member”), hereby acknowledge and agree that (1) Purchaser and Purchaser’s Sole Member shall be solely liable to pay and shall reimburse Seller, within five (5) business days following Seller’s request, for all actual documented costs and expenses incurred by Seller in assisting Purchaser under this Section (such assistance, the “Reg S-X Assistance”); (2) Seller’s performance of any Reg S-X Assistance shall be solely as an accommodation to Purchaser and Seller shall have no, and Seller is hereby fully released and discharged from, any and all liability or obligation with respect to the Reg S-X Assistance and the Reg S-X Filing and any other filings (collectively, the “SEC Filings”) made by Purchaser, Purchaser’s Sole Member or any of affiliates thereof with the SEC; and (3) Purchaser and Purchaser’s Sole Member hereby, jointly and severally, agree to indemnify, protect, defend and hold Seller and its partners and their respective members, managers, partners, officers, directors, shareholders, participants, affiliates, employees, representatives, investors, invitees, agents, successors and assigns (each an “Indemnified Party” and collectively, the “Indemnified Parties”) harmless from and against any and all liabilities, losses, costs, judgments, settlements, penalties, fines, expenses (including attorney’s fees and legal expenses related to such defense), damages, claims, demands, allegations or actions of any kind or type suffered by or otherwise asserted against any Indemnified Party as a result of or otherwise arising in connection with the Reg S-X Assistance and/or any or all of the SEC Filings.

(3) Seller’s obligation under this Section will automatically terminate upon the expiration of the Survival Period.

(4) The obligation of Purchaser and Purchaser’s Sole Member shall survive the Closing and the expiration of the Survival Period indefinitely.”

3. The Agreement. All references in the Agreement to “this Agreement” shall be deemed to be the Agreement as amended by this Amendment unless the context requires otherwise.

4. Continued Force and Effect. Seller and Purchaser ratify and confirm the Agreement and acknowledge and agree that, as amended by this Amendment, the Agreement is binding and is and remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall control.

5. Counterparts; Captions Not Binding. This Amendment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. The captions in this Amendment are inserted for reference only and in no way define, describe or limit the scope or intent of this Amendment or of any of the provisions hereof.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona without reference to such State’s conflicts of law principles.

7. E-Mail Signature. Signatures to this Amendment transmitted by e-mail in PDF format shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original of this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own e-mailed signature and shall accept the e-mailed signature of the other party to this Amendment. Delivery of the executed original of this Amendment or any e-mail signature page thereof may be given on behalf of a party by the attorney for such party.

8. Interpretation. Whenever the singular number is used in this Amendment and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. Whenever the words “include” or “including” are used in this Amendment, they shall be construed as incorporating, also, “but not limited to” or “without limitation” unless such words already immediately follow. The words “hereof, “herein” and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole unless otherwise specified.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

THE REALTY ASSOCIATES FUND X, L.P., a Delaware limited partnership

By:	Realty Associates Fund X, LLC, its general partner

	By:	TA Realty LLC, its manager

		By:	/s/ James P. Raisides
		Name:	James P. Raisides
		Title:	Sr. Vice President

PURCHASER:

NR 844 NORTH LLC, a Delaware limited liability company

By:	Nuveen Global Cities REIT OP, LP, a Delaware limited partnership, its Sole Member

	By:	TH Real Estate Global Cities Advisors LLC, a Delaware limited liability company, its Investment Advisor

		By:	/s/ Michael Boss
		Name:	Michael Boss
		Title:	Authorized Signer

PURCHASER’S SOLE MEMBER:

Nuveen Global Cities REIT OP, LP, a Delaware limited partnership, its Sole Member

	By:	TH Real Estate Global Cities Advisors LLC, a Delaware limited liability company, its Investment Advisor

		By:	/s/ Michael Boss
		Name:	Michael Boss
		Title:	Authorized Signer

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